UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 22, 2026
Date of Report (Date of earliest event reported)

Archimedes Tech SPAC Partners III Co.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43071	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2093 Philadelphia Pike #1968 Claymont, DE	19703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (725) 312-2430

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.0001 per share, and one-fourth of one redeemable warrant	ARCIU	The Nasdaq Stock Market LLC
Ordinary Shares	ARCI	The Nasdaq Stock Market LLC
Warrants	ARCIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 22, 2026, the registration statement on Form S-1, as amended (File No. 333-292419), relating to the initial public offering (“IPO”) of Archimedes Tech SPAC Partners III Co. (the “Company”) was declared effective by the Securities and Exchange Commission (the “Commission”), and the Registration Statement on Form S-1MEF (File No. 333-292891) relating to the IPO filed by the Company with the Commission under Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”), on January 22, 2026 became effective upon filing with the Commission (together, the “Registration Statement”). In connection therewith, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	Underwriting Agreement, dated January 22, 2026, by and between the Company and BTIG, LLC, as representative of the underwriters (“BTIG”);

●	Warrant Agreement, dated as of January 22, 2026, by and between the Company and Odyssey Transfer and Trust Company, as warrant agent;

●	Letter Agreement, dated January 22, 2026, by and among the Company, Archimedes Tech SPAC Sponsors III LLC (the “Sponsor”), the initial shareholders and the officers and directors of the Company;

●	Investment Management Trust Agreement, dated as of January 22, 2026, by and between the Company and Odyssey Transfer and Trust Company, as trustee;

●	Registration Rights Agreement, dated as of January 22, 2026, by and among the Company and certain security holders of the Company;

●	Private Units Subscription Agreement, dated January 22, 2026, by and between the Company and the Sponsor;

●	Private Units Subscription Agreement, dated January 22, 2026, by and between the Company and BTIG;

●	Indemnity Agreement, dated as of January 22, 2026, by and among the Company and each of the officers and directors of the Company; and

●	Administrative Services Agreement, dated January 22, 2026, by and between the Company and the Sponsor.

On January 26, 2026, the Company consummated the IPO, which consisted of 27,600,000 units (the “Units”), including the exercise in full by the underwriter of an option to purchase up to 3,600,000 Units at the offering price to cover over-allotments. Each Unit consists of one ordinary share, $0.0001 par value (“Ordinary Share”) and one-fourth of one redeemable warrant (each, a “Warrant”) of the Company, with each whole Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share (subject to adjustment). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $276,000,000.

As of January 26, 2026, a total of $276,000,000 of the net proceeds from the IPO and the Private Placement (as defined below), which amount included $9,660,000 in deferred underwriting commissions, was deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of January 26, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four (4) business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) of an aggregate of 762,000 units (the “Private Units”) to the Sponsor and BTIG, at a price of $10.00 per Private Unit, generating total proceeds of $7,620,000. Each Private Unit consists of one Ordinary Share and one-fourth of one redeemable Warrant, with each whole Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share (subject to adjustment). Of those 762,000 Private Units, the Sponsor purchased 390,000 Private Units and BTIG purchased 372,000 Private Units.

The Private Units are identical to the Units sold in the IPO except with respect to certain registration rights and transfer restrictions, as described in the Registration Statement. Additionally, such holders agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until after the completion of the Company’s initial business combination. The holders were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units and the underlying securities.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act, as the transaction did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 22, 2026, and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On January 23, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 26, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 22, 2026, by and between the Company and BTIG, LLC, as representative of the underwriters

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated as of January 22, 2026, by and between the Company and Odyssey Transfer and Trust Company, as warrant agent

10.1	Letter Agreement, dated January 22, 2026, by and among the Company, Archimedes Tech SPAC Sponsors III LLC, the initial shareholders and the officers and directors of the Company

10.2	Investment Management Trust Agreement, dated as of January 22, 2026, by and between the Company and Odyssey Transfer and Trust Company, as trustee

10.3	Registration Rights Agreement, dated as of January 22, 2026, by and among the Company and certain security holders of the Company

10.4	Private Units Subscription Agreement, dated January 22, 2026, by and between the Company and Archimedes Tech SPAC Sponsors III LLC

10.5	Private Units Subscription Agreement, dated January 22, 2026, by and between the Company and BTIG, LLC

10.6	Indemnity Agreement, dated as of January 22, 2026, by and between the Company and each of the officers and directors of the Company

10.7	Administrative Services Agreement, dated January 22, 2026, by and between the Company and Archimedes Tech SPAC Sponsors III LLC

99.1	Press Release Dated January 23, 2026

99.2	Press Release Dated January 26, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2026

ARCHIMEDES TECH SPAC PARTNERS III CO.

By:	/s/ Long Long
Name:	Long Long
Title:	Chief Executive Officer